UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2018

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement
Agreement and Plan of Merger
On October 11, 2018, HC2 Holdings, Inc. (“HC2”) announced that its subsidiary, DBM Global, Inc. (“Buyer”), entered into an Agreement and Plan of Merger, dated October 10, 2018 (the “Agreement”), with DBM Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Buyer, CB-Horn Holdings, Inc. (the “Company”), and Charlesbank Equity Fund VI, Limited Partnership, solely in its capacity as representative for the Company’s securityholders, pursuant to which Merger Sub will merge with, and into, the Company with the Company surviving the merger as an indirect subsidiary of Buyer (the “Merger”).
Pursuant to the terms of the Agreement, Buyer will acquire the Company for an enterprise value of $135 million, including the assumption of existing indebtedness, subject to customary adjustments for cash, debt, transaction expenses and normalized working capital. Pursuant to the Agreement, Buyer has agreed to customary covenants to obtain debt financing, and the Company has agreed to provide reasonable cooperation with Buyer in Buyer’s efforts to obtain such financing. There is no financing condition to the consummation of the Merger.
The Agreement contains customary representations, warranties and closing conditions.
Either Buyer or the Company may terminate the Agreement (i) if any non-appealable final action has been issued by a governmental entity permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger or (ii) the Merger is not consummated by November 30, 2018. Buyer may terminate the Agreement if the Company is in breach under the Agreement such that certain conditions to the closing are incapable of being satisfied and such breach is not cured in the time period specified in the Agreement. The Company may terminate the Agreement (i) if Buyer or Merger Sub is in is in breach under the Agreement such that certain conditions to the closing are incapable of being satisfied and such breach is not cured in the time period specified in the Agreement or (ii) if all conditions to Buyer’s obligations to closing have been satisfied or waived, the Company has sent written notice to Buyer confirming that the Company stands ready, willing and able to consummate the Closing and Buyer fails to consummate the transactions contemplated by the Agreement, and, in each case, Buyer will be required to pay to the Company a reverse termination fee of $5,750,000 (the “Termination Fee”). The Agreement may also be terminated by mutual written consent of Buyer and the Company.
Immediately prior the closing of the Merger, the Company will spin-off certain assets related to a previous customer engagement by the Company that has since terminated to certain of the Company’s existing shareholders, which assets will not be acquired by Buyer.
HC2 will guaranty the performance of Buyer’s obligation to pay the Termination Fee under the Agreement in the event that such fee becomes payable.
The transaction is expected to close in the fourth quarter of 2018.
The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which HC2 anticipates will be filed with the Company’s Current Report on Form 8-K reporting the closing of the Merger. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that Agreement and as of specified dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of HC2, Buyer, Merger Sub, the Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in HC2’s public disclosures.
Item 7.01.    Regulation FD Disclosure
On October 11, 2018, HC2 issued a press release regarding the announcement of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Item No.	Description
99.1	Press Release dated October 11, 2018, titled "HC2 Portfolio Company DBM Global, Inc. to Acquire GrayWolf Industrial, a Leading Provider of Specialty Maintenance, Repair and Installation Services".

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although HC2 believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations. HC2’s forward-looking statements should not be relied upon except as statements of HC2’s present intentions and of HC2’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, HC2 undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence unanticipated events. Readers are also urged to carefully review and consider the various disclosures HC2 has made in this Current Report, as well as HC2’s other filings with the Securities and Exchange Commission (the “SEC”). In particular, see HC2’s Annual Report on Form 10-K, filed with the SEC on March 14, 2018 (and amendment thereto filed with the SEC on April 2, 2018), and Quarterly Report on Form 10-Q, filed with the SEC on August 8, 2018, copies of which are available upon request from HC2. HC2 does not assume any obligation to update the forward-looking information contained in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer